Exhibit 4.1

META PLATFORMS, INC.

4.300% Senior Notes due 2031

4.650% Senior Notes due 2033

4.900% Senior Notes due 2035

5.400% Senior Notes due 2038

6.050% Senior Notes due 2044

6.400% Senior Notes due 2065

Seventh Supplemental Indenture

Dated as of November 12, 2026

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Trustee

TABLE OF CONTENTS

		PAGE

ARTICLE ONE CERTAIN DEFINITIONS		2

ARTICLE TWO SCOPE OF SUPPLEMENTAL INDENTURE; GENERAL		4

Section 2.01	Scope of Supplemental Indenture	4
Section 2.02	Terms of the Notes	5
Section 2.03	Currency of Notes	12
Section 2.04	Registrar and Paying Agent	13
Section 2.05	Transfer and Exchange	13
Section 2.06	Paying Agent	14
Section 2.07	Money for Payments	14
Section 2.08	Specified Foreign Entity	14
Section 2.09	Notices	15

ARTICLE THREE REDEMPTION		15

Section 3.01	Redemption at the Option of the Company	15
Section 3.02	Redemption for Tax Reasons	19

ARTICLE FOUR CERTAIN COVENANTS OF THE COMPANY		19

Section 4.01	Payment of Additional Amounts	19

ARTICLE FIVE MISCELLANEOUS		22

Section 5.01	Governing Laws; Waiver of Jury Trial	22
Section 5.02	No Adverse Interpretation of Other Agreements	23
Section 5.03	Successors and Assigns	23
Section 5.04	Severability	23
Section 5.05	Force Majeure	23
Section 5.06	Table of Contents, Headings, Etc.	23
Section 5.07	Counterparts	24
Section 5.08	Confirmation of Indenture	24
Section 5.09	Trustee Disclaimer	24

EXHIBIT A Form of 2031 Note EXHIBIT B Form of 2033 Note EXHIBIT C Form of 2035 Note EXHIBIT D Form of 2038 Note EXHIBIT E Form of 2044 Note EXHIBIT F Form of 2065 Note		Ex-A-1
		Ex-B-1
		Ex-C-1
		Ex-D-1
		Ex-E-1
		Ex-F-1

i

Seventh SUPPLEMENTAL INDENTURE dated as of November 12, 2026 (this “Supplemental Indenture”), to the Indenture dated as of August 9, 2022 (the “Base Indenture” and, together with the Supplemental Indenture, the “Indenture”), by and between META PLATFORMS, INC., a Delaware corporation (the “Company”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as trustee (the “Trustee”).

Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders (as defined herein):

WHEREAS, the Company and the Trustee have duly authorized the execution and delivery of the Base Indenture to provide for the issuance from time to time of the Company’s debentures, notes, or other debt instruments to be issued in one or more Series as in the Base Indenture provided (as defined therein, “Securities”);

WHEREAS, the Company desires and has requested the Trustee to join in the execution and delivery of this Supplemental Indenture in order to establish and provide for the issuance by the Company of six Series of Securities designated as its 4.300% Senior Notes due 2031 (the “2031 Notes”), its 4.650% Senior Notes due 2033 (the “2033 Notes”), its 4.900% Senior Notes due 2035 (the “2035 Notes”), its 5.400% Senior Notes due 2038 (the “2038 Notes”), its 6.050% Senior Notes due 2044 (the “2044 Notes”), and its 6.400% Senior Notes due 2065 (the “2065 Notes” and, together with the 2031 Notes, 2033 Notes, 2035 Notes, 2038 Notes, and 2044 Notes, the “Initial Notes”), substantially in the forms attached hereto as Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E, and Exhibit F respectively, on the terms set forth herein, issued therefor as provided herein (the Initial Notes and any Additional Notes (as defined herein), are together referred to herein as the “Notes”);

WHEREAS, Section 2.01 of the Base Indenture provides that a supplemental indenture may be entered into by the Company and the Trustee for such purpose, without the consent of Holders, provided certain conditions are met;

WHEREAS, the conditions set forth in the Base Indenture for the execution and delivery of this Supplemental Indenture have been complied with; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company and the Trustee, in accordance with its terms, and a valid amendment of, and supplement to, the Base Indenture have been done;

NOW, THEREFORE:

In consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, the Company covenants and agrees with the Trustee, for the equal and ratable benefit of the Holders, that the Base Indenture is supplemented and amended, to the extent expressed herein, as follows:

ARTICLE ONE

CERTAIN DEFINITIONS

The following terms have the meanings set forth below in this Supplemental Indenture. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Base Indenture. To the extent terms defined herein differ from the Base Indenture the terms defined herein will govern.

“Actual/Actual (ICMA)” means the payment convention defined as such in the rulebook of the International Capital Market Association.

“Additional Notes” means any Notes of any Series issued under the Indenture having the same terms in all respects as the Initial Notes of such Series, or in all respects except with respect to interest paid or payable on or prior to the first interest payment date after the issuance of such Additional Notes.

“Agency Agreement” means that certain agency agreement, dated as of the date hereof, among the Company, the Paying Agent, the Trustee, and U.S. Bank Trust Company, National Association, as Registrar and Transfer Agent.

“Business Day” means any day, other than a Saturday or Sunday, (1) which is not a day on which banking institutions in the City of New York or the City of London are authorized or required by law or executive order to close and (2) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the T2 system), or any successor thereto, operates.

“Clearstream” means Clearstream Banking, S.A., a société anonyme, or any successor securities clearing agency.

“Comparable Government Bond Rate” means, with respect to any redemption date for a series of Notes, the rate per annum equal to the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third Business Day prior to the date fixed for redemption, calculated in accordance with customary financial practice in pricing new issues of comparable corporate debt securities paying interest on an annual basis (ACTUAL/ACTUAL (ICMA)) of the Comparable Government Bond (as defined below), assuming a price for the Comparable Government Bond (expressed as a percentage of its principal amount) equal to the Comparable Government Bond Price for such redemption date.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, the German government bond (Bundesanleihe) selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of euro-denominated corporate debt securities of a comparable maturity to the remaining term of the applicable series of Notes.

“Comparable Government Bond Price” means, with respect to any redemption date for a series of Notes, (1) the arithmetic average of the Reference Government Bond Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Government Bond Dealer Quotations, or (2) if we obtain fewer than four such Reference Government Bond Dealer Quotations, the arithmetic average of all such quotations.

“Company” has the meaning provided in the Base Indenture.

“Depositary” means U.S. Bank Europe DAC, as common depositary for Euroclear and Clearstream, or any successor.

“dollar” and “$” mean the lawful currency of the United States of America.

“euro” and “€” mean the single currency introduced at the third stage of the European Economic and Monetary Union pursuant to the Treaty on the Functioning of the European Union, as amended from time to time.

“Euroclear” means Euroclear Bank S.A./N.V., or any successor securities clearing agency.

“Holder” means the Person in whose name a Note is registered in the books of the Registrar for the Notes.

“Indenture” has the meaning provided in the Preamble.

“Independent Investment Banker” means one of the Reference Government Bond Dealers selected by the Company.

“Initial Notes” means the Notes of each Series issued on the Issue Date and any Notes issued in replacement thereof.

“Issue Date” means the date on which the Initial Notes are initially issued under the Indenture on the date hereof.

“Notes” has the meaning provided in the Recitals.

“Par Call Date” means the 2031 Par Call Date, the 2033 Par Call Date, the 2035 Par Call Date, the 2038 Par Call Date, the 2044 Par Call Date, or the 2065 Par Call Date, as applicable.

“Paying Agent” has the meaning provided in Section 2.04 hereof.

“Redemption Date” means, with respect to any Note of any Series to be redeemed, the date fixed for such redemption by or pursuant to this Supplemental Indenture.

“Reference Government Bond Dealer” means (i) each of Citigroup Global Markets Limited, Morgan Stanley & Co. International plc, Goldman Sachs & Co. LLC and Société Générale or any of their affiliates that are primary European government securities dealers, and their respective successors; provided that if any of the foregoing or any of their affiliates shall cease to be a primary European government securities dealer (“Primary Dealer”), the Company shall substitute therefor another Primary Dealer and (ii) two other Primary Dealers selected by the Company.

“Reference Government Bond Dealer Quotations” means, with respect to each Reference Government Bond Dealer and Redemption Date for a series of Notes, the arithmetic average, as determined by the Company, of the bid and asked prices for the Comparable Government Bond (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Government Bond Dealer at 11:00 a.m., Central European Time (CET), on the third Business Day preceding such redemption date.

“Registrar” has the meaning set forth in Section 2.04.

“Supplemental Indenture” has the meaning provided in the Preamble.

“Tax Jurisdiction” has the meaning set forth in Section 3.02.

“Tax Opinion” has the meaning set forth in Section 3.02. A Tax Opinion shall be deemed to be an Opinion of Counsel under the Base Indenture, including, without limitation, for purposes of Section 11.04 of the Base Indenture.

“Trustee” has the meaning provided in the Preamble.

ARTICLE TWO

SCOPE OF SUPPLEMENTAL INDENTURE; GENERAL

Section 2.01 Scope of Supplemental Indenture.

The changes, modifications, and supplements to the Base Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the Notes, which shall not be limited in aggregate principal amount, and shall not apply to any other Securities that may be issued under the Base Indenture unless a supplemental indenture with respect to such other Securities specifically incorporates such changes, modifications, and supplements. References to “CUSIP” numbers in the Base Indenture, including, but not limited to, Section 2.16 of the Base Indenture, shall be deemed replaced by “ISIN” and/or “Common Code” numbers, as applicable.

Section 2.02 Terms of the Notes.

(a) Pursuant to this Supplemental Indenture, there is hereby created and designated six Series of Securities under the Base Indenture entitled the “4.300% Senior Notes due 2031,” “4.650% Senior Notes due 2033,” “4.900% Senior Notes due 2035,” “5.400% Senior Notes due 2038,” “6.050% Senior Notes due 2044,” and “6.400% Senior Notes due 2065”.

(b) The 2031 Notes shall be in the form of Exhibit A hereto (the “Specimen 2031 Note”), which is hereby incorporated into this Supplemental Indenture by reference. The terms of the 2031 Notes shall be as follows:

(i) The 2031 Notes are to be issued initially in an aggregate principal amount of €1,750,000,000; provided however, that the aggregate principal amount of the 2031 Notes which may be outstanding may be increased by the Company upon the terms and subject to the conditions set forth in the Indenture and the 2031 Notes.

(ii) Principal and interest on the 2031 Notes, including payments made upon any redemption or repurchase of the 2031 Notes, shall be payable in euros, subject to Section 2.03 of this Supplemental Indenture.

(iii) The 2031 Notes will mature on February 15, 2031.

(iv) The 2031 Notes will bear interest at a rate of 4.300% per annum.

(v) The date from which interest shall accrue, the payment dates on which interest shall be payable, and the regular record date for the interest payable on any payment date will be as set forth in the Specimen 2031 Note.

(vi) Principal and interest on the 2031 Notes are payable at the corporate trust office of the Paying Agent in London, England (the “Place of Payment”), except as otherwise provided in the Specimen 2031 Note.

(vii) The 2031 Notes shall be redeemable at the redemption prices and on the terms set forth in Article 3 of this Supplemental Indenture. Except as otherwise provided in Article 3 of this Supplemental Indenture, redemption of the 2031 Notes shall be made in accordance with the terms of Article 3 of the Base Indenture.

(viii) The 2031 Notes will not be subject to any sinking fund.

(ix) The 2031 Notes are issuable in denominations of €100,000 and integral multiples of €1,000 in excess thereof.

(x) The 2031 Notes are to be issued initially as Registered Global Securities and will be deposited with the Depositary and registered in the name of the nominee of the Depositary for, and in respect of interests held through, Clearstream and Euroclear. Beneficial owners of interests in the 2031 Notes may exchange such interests in accordance with the Indenture and the terms of the 2031 Notes.

(xi) The “Depositary” with respect to the 2031 Notes will initially be U.S. Bank Europe DAC.

(xii) Interest on the 2031 Notes will be computed and paid on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2031 Notes (or from and including November 12, 2026, if no interest has been paid on the 2031 Notes) to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA), as defined in the rulebook of the International Capital Market Association.

(xiii) The terms of the 2031 Notes shall include such other terms as are set forth in the Specimen 2031 Note and in the Indenture. To the extent the terms of the Indenture and the Specimen 2031 Note are inconsistent, the terms of the Specimen 2031 Note will govern.

(c) The 2033 Notes shall be in the form of Exhibit B hereto (the “Specimen 2033 Note”), which is hereby incorporated into this Supplemental Indenture by reference. The terms of the 2033 Notes shall be as follows:

(i) The 2033 Notes are to be issued initially in an aggregate principal amount of €1,250,000,000; provided however, that the aggregate principal amount of the 2033 Notes which may be outstanding may be increased by the Company upon the terms and subject to the conditions set forth in the Indenture and the 2033 Notes.

(ii) Principal and interest on the 2033 Notes, including payments made upon any redemption or repurchase of the 2033 Notes, shall be payable in euros, subject to Section 2.03 of this Supplemental Indenture.

(iii) The 2033 Notes will mature on February 15, 2033.

(iv) The 2033 Notes will bear interest at a rate of 4.650% per annum.

(v) The date from which interest shall accrue, the payment dates on which interest shall be payable, and the regular record date for the interest payable on any payment date will be as set forth in the Specimen 2033 Note.

(vi) Principal and interest on the 2033 Notes are payable at the Place of Payment, except as otherwise provided in the Specimen 2033 Note.

(vii) The 2033 Notes shall be redeemable at the redemption prices and on the terms set forth in Article 3 of this Supplemental Indenture. Except as otherwise provided in Article 3 of this Supplemental Indenture, redemption of the 2033 Notes shall be made in accordance with the terms of Article 3 of the Base Indenture.

(viii) The 2033 Notes will not be subject to any sinking fund.

(ix) The 2033 Notes are issuable in denominations of €100,000 and integral multiples of €1,000 in excess thereof.

(x) The 2033 Notes are to be issued initially as Registered Global Securities and will be deposited with the Depositary and registered in the name of the nominee of the Depositary for, and in respect of interests held through, Clearstream and Euroclear. Beneficial owners of interests in the 2033 Notes may exchange such interests in accordance with the Indenture and the terms of the 2033 Notes.

(xi) The “Depositary” with respect to the 2033 Notes will initially be U.S. Bank Europe DAC.

(xii) Interest on the 2033 Notes will be computed and paid on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2033 Notes (or from and including November 12, 2026, if no interest has been paid on the 2033 Notes) to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA), as defined in the rulebook of the International Capital Market Association.

(xiii) The terms of the 2033 Notes shall include such other terms as are set forth in the Specimen 2033 Note and in the Indenture. To the extent the terms of the Indenture and the Specimen 2033 Note are inconsistent, the terms of the Specimen 2033 Note will govern.

(d) The 2035 Notes shall be in the form of Exhibit C hereto (the “Specimen 2035 Note”), which is hereby incorporated into this Supplemental Indenture by reference. The terms of the 2035 Notes shall be as follows:

(i) The 2035 Notes are to be issued initially in an aggregate principal amount of €1,000,000,000; provided however, that the aggregate principal amount of the 2035 Notes which may be outstanding may be increased by the Company upon the terms and subject to the conditions set forth in the Indenture and the 2035 Notes.

(ii) Principal and interest on the 2035 Notes, including payments made upon any redemption or repurchase of the 2035 Notes, shall be payable in euros, subject to Section 2.03 of this Supplemental Indenture.

(iii) The 2035 Notes will mature on February 15, 2035.

(iv) The 2035 Notes will bear interest at a rate of 4.900% per annum.

(v) The date from which interest shall accrue, the payment dates on which interest shall be payable, and the regular record date for the interest payable on any payment date will be as set forth in the Specimen 2035 Note.

(vi) Principal and interest on the 2035 Notes are payable at the Place of Payment, except as otherwise provided in the Specimen 2035 Note.

(vii) The 2035 Notes shall be redeemable at the redemption prices and on the terms set forth in Article 3 of this Supplemental Indenture. Except as otherwise provided in Article 3 of this Supplemental Indenture, redemption of the 2035 Notes shall be made in accordance with the terms of Article 3 of the Base Indenture.

(viii) The 2035 Notes will not be subject to any sinking fund.

(ix) The 2035 Notes are issuable in denominations of €100,000 and integral multiples of €1,000 in excess thereof.

(x) The 2035 Notes are to be issued initially as Registered Global Securities and will be deposited with the Depositary and registered in the name of the nominee of the Depositary for, and in respect of interests held through, Clearstream and Euroclear. Beneficial owners of interests in the 2035 Notes may exchange such interests in accordance with the Indenture and the terms of the 2035 Notes.

(xi) The “Depositary” with respect to the 2035 Notes will initially be U.S. Bank Europe DAC.

(xii) Interest on the 2035 Notes will be computed and paid on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2035 Notes (or from and including November 12, 2026, if no interest has been paid on the 2035 Notes) to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA), as defined in the rulebook of the International Capital Market Association.

(xiii) The terms of the 2035 Notes shall include such other terms as are set forth in the Specimen 2035 Note and in the Indenture. To the extent the terms of the Indenture and the Specimen 2035 Note are inconsistent, the terms of the Specimen 2035 Note will govern.

(e) The 2038 Notes shall be in the form of Exhibit D hereto (the “Specimen 2038 Note”), which is hereby incorporated into this Supplemental Indenture by reference. The terms of the 2038 Notes shall be as follows:

(i) The 2038 Notes are to be issued initially in an aggregate principal amount of €1,750,000,000; provided however, that the aggregate principal amount of the 2038 Notes which may be outstanding may be increased by the Company upon the terms and subject to the conditions set forth in the Indenture and the 2038 Notes.

(ii) Principal and interest on the 2038 Notes, including payments made upon any redemption or repurchase of the 2038 Notes, shall be payable in euros, subject to Section 2.03 of this Supplemental Indenture.

(iii) The 2038 Notes will mature on November 15, 2038.

(iv) The 2038 Notes will bear interest at a rate of 5.400% per annum.

(v) The date from which interest shall accrue, the payment dates on which interest shall be payable, and the regular record date for the interest payable on any payment date will be as set forth in the Specimen 2038 Note.

(vi) Principal and interest on the 2038 Notes are payable at the Place of Payment, except as otherwise provided in the Specimen 2038 Note.

(vii) The 2038 Notes shall be redeemable at the redemption prices and on the terms set forth in Article 3 of this Supplemental Indenture. Except as otherwise provided in Article 3 of this Supplemental Indenture, redemption of the 2038 Notes shall be made in accordance with the terms of Article 3 of the Base Indenture.

(viii) The 2038 Notes will not be subject to any sinking fund.

(ix) The 2038 Notes are issuable in denominations of €100,000 and integral multiples of €1,000 in excess thereof.

(x) The 2038 Notes are to be issued initially as Registered Global Securities and will be deposited with the Depositary and registered in the name of the nominee of the Depositary for, and in respect of interests held through, Clearstream and Euroclear. Beneficial owners of interests in the 2038 Notes may exchange such interests in accordance with the Indenture and the terms of the 2038 Notes.

(xi) The “Depositary” with respect to the 2038 Notes will initially be U.S. Bank Europe DAC.

(xii) Interest on the 2038 Notes will be computed and paid on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2038 Notes (or from and including November 12, 2026, if no interest has been paid on the 2038 Notes) to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA), as defined in the rulebook of the International Capital Market Association.

(xiii) The terms of the 2038 Notes shall include such other terms as are set forth in the Specimen 2038 Note and in the Indenture. To the extent the terms of the Indenture and the Specimen 2038 Note are inconsistent, the terms of the Specimen 2038 Note will govern.

(f) The 2044 Notes shall be in the form of Exhibit E hereto (the “Specimen 2044 Note”), which is hereby incorporated into this Supplemental Indenture by reference. The terms of the 2044 Notes shall be as follows:

(i) The 2044 Notes are to be issued initially in an aggregate principal amount of €1,750,000,000; provided however, that the aggregate principal amount of the 2044 Notes which may be outstanding may be increased by the Company upon the terms and subject to the conditions set forth in the Indenture and the 2044 Notes.

(ii) Principal and interest on the 2044 Notes, including payments made upon any redemption or repurchase of the 2044 Notes, shall be payable in euros, subject to Section 2.03 of this Supplemental Indenture.

(iii) The 2044 Notes will mature on November 15, 2044.

(iv) The 2044 Notes will bear interest at a rate of 6.050% per annum.

(v) The date from which interest shall accrue, the payment dates on which interest shall be payable, and the regular record date for the interest payable on any payment date will be as set forth in the Specimen 2044 Note.

(vi) Principal and interest on the 2044 Notes are payable at the Place of Payment, except as otherwise provided in the Specimen 2044 Note.

(vii) The 2044 Notes shall be redeemable at the redemption prices and on the terms set forth in Article 3 of this Supplemental Indenture. Except as otherwise provided in Article 3 of this Supplemental Indenture, redemption of the 2044 Notes shall be made in accordance with the terms of Article 3 of the Base Indenture.

(viii) The 2044 Notes will not be subject to any sinking fund.

(ix) The 2044 Notes are issuable in denominations of €100,000 and integral multiples of €1,000 in excess thereof.

(x) The 2044 Notes are to be issued initially as Registered Global Securities and will be deposited with the Depositary and registered in the name of the nominee of the Depositary for, and in respect of interests held through, Clearstream and Euroclear. Beneficial owners of interests in the 2044 Notes may exchange such interests in accordance with the Indenture and the terms of the 2044 Notes.

(xi) The “Depositary” with respect to the 2044 Notes will initially be U.S. Bank Europe DAC.

(xii) Interest on the 2044 Notes will be computed and paid on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2044 Notes (or from and including November 12, 2026, if no interest has been paid on the 2044 Notes) to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA), as defined in the rulebook of the International Capital Market Association.

(xiii) The terms of the 2044 Notes shall include such other terms as are set forth in the Specimen 2044 Note and in the Indenture. To the extent the terms of the Indenture and the Specimen 2044 Note are inconsistent, the terms of the Specimen 2044 Note will govern.

(g) The 2065 Notes shall be in the form of Exhibit F hereto (the “Specimen 2065 Note”), which is hereby incorporated into this Supplemental Indenture by reference. The terms of the 2065 Notes shall be as follows:

(i) The 2065 Notes are to be issued initially in an aggregate principal amount of €1,500,000,000; provided however, that the aggregate principal amount of the 2065 Notes which may be outstanding may be increased by the Company upon the terms and subject to the conditions set forth in the Indenture and the 2065 Notes.

(ii) Principal and interest on the 2065 Notes, including payments made upon any redemption or repurchase of the 2065 Notes, shall be payable in euros, subject to Section 2.03 of this Supplemental Indenture.

(iii) The 2065 Notes will mature on February 15, 2065.

(iv) The 2065 Notes will bear interest at a rate of 6.400% per annum.

(v) The date from which interest shall accrue, the payment dates on which interest shall be payable, and the regular record date for the interest payable on any payment date will be as set forth in the Specimen 2065 Note.

(vi) Principal and interest on the 2065 Notes are payable at the Place of Payment, except as otherwise provided in the Specimen 2065 Note.

(vii) The 2065 Notes shall be redeemable at the redemption prices and on the terms set forth in Article 3 of this Supplemental Indenture. Except as otherwise provided in Article 3 of this Supplemental Indenture, redemption of the 2065 Notes shall be made in accordance with the terms of Article 3 of the Base Indenture.

(viii) The 2065 Notes will not be subject to any sinking fund.

(ix) The 2065 Notes are issuable in denominations of €100,000 and integral multiples of €1,000 in excess thereof.

(x) The 2065 Notes are to be issued initially as Registered Global Securities and will be deposited with the Depositary and registered in the name of the nominee of the Depositary for, and in respect of interests held through, Clearstream and Euroclear. Beneficial owners of interests in the 2065 Notes may exchange such interests in accordance with the Indenture and the terms of the 2065 Notes.

(xi) The “Depositary” with respect to the 2065 Notes will initially be U.S. Bank Europe DAC.

(xii) Interest on the 2065 Notes will be computed and paid on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2065 Notes (or from and including November 12, 2026, if no interest has been paid on the 2065 Notes) to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA), as defined in the rulebook of the International Capital Market Association.

(xiii) The terms of the 2065 Notes shall include such other terms as are set forth in the Specimen 2065 Note and in the Indenture. To the extent the terms of the Indenture and the Specimen 2065 Note are inconsistent, the terms of the Specimen 2065 Note will govern.

Section 2.03 Currency of Notes

The Notes shall be denominated in euros, and all payments of interest on, principal of, and any redemption price for, or Additional Amounts (as defined hereafter), if any, with respect to the Notes, will be payable in euros. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control (including the dissolution of the European Monetary Union) or if the euro is no longer being used by the then Member States of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in U.S. dollars until the euro is again available to the Company or so used. The amount payable on any date in euros will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. dollar/euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined by the Company in its sole discretion on the basis of the most recently available market U.S. dollar/euro exchange rate. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing. Any payment in respect of any Note so made in dollars pursuant to this Section 2.03 will not constitute an Event of Default under the Notes or the Indenture.

Section 2.04 Registrar and Paying Agent.

(a) The Company initially appoints U.S. Bank Europe DAC, UK Branch to act as the paying agent with respect to the Notes (together with its successors and assigns, the “Paying Agent”), and the Trustee to act as the Registrar with respect to the Notes (together with its successors and assigns, the “Registrar”) and as transfer agent with respect to the Notes (together with its successors and assigns, the “Transfer Agent”), in each case in accordance with the terms of the Agency Agreement and the Indenture.

(b) The Company may change the Paying Agent, Transfer Agent, or Registrar without prior notice to the Holders.

(c) The Company designates the office of the Paying Agent at 125 Old Broad Street, Fifth Floor, London EC2N 1AR, United Kingdom as an agency where the Notes may be presented for payment and the office of the Registrar at 1 California Street, Suite 1000, San Francisco, California 94111 as an agency where the Notes may be presented for exchange or registration of transfer, in each case, as provided for in the Indenture.

Section 2.05 Transfer and Exchange.

Section 2.14 of the Base Indenture is hereby amended and restated in its entirety to read as follows:

(a) Terms of Securities. A Board Resolution, a supplemental indenture hereto or an Officer’s Certificate shall establish whether the Securities of a Series shall be issued in whole or in part in the form of one or more Registered Global Securities and the Depositary for such Registered Global Security or Securities.

(b) Transfer and Exchange. Notwithstanding any provisions to the contrary contained in Section 2.07 of the Indenture and in addition thereto, any Registered Global Security shall be exchangeable pursuant to Section 2.07 of the Indenture for Securities registered in the names of Holders other than the Depositary for such Security or its nominee only if (i) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Registered Global Security and the Company fails to appoint a successor Depositary within 90 days of such event or (ii) the Company executes and delivers to the Trustee an Officer’s Certificate to the effect that such Registered Global Security shall be so exchangeable. Any Registered Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Securities registered in such names as the Depositary shall direct in writing in an aggregate principal amount equal to the principal amount of the Registered Global Security with like tenor and terms.

Except as provided in this Section 2.14(b), a Registered Global Security may not be transferred except as a whole by the Depositary with respect to such Registered Global Security to a nominee of such Depositary, by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such a successor Depositary.

(c) Legend. Any Registered Global Security issued hereunder shall bear a legend in substantially the following form:

“This Security is a Registered Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depositary or a nominee of the Depositary. This Security is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such a successor Depositary.”

(d) Acts of Holders. The Depositary, as a Holder, may appoint agents and otherwise authorize participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take under the Indenture.

(e) Payments. Notwithstanding the other provisions of this Indenture, unless otherwise specified as contemplated by Section 2.02, payment of the principal of and interest, if any, on any Registered Global Security shall be made to the Holder thereof.

(f) Consents, Declaration and Directions. Except as provided in Section 2.14(d), the Company, the Trustee and any Agent may treat a Person as the Holder of such principal amount of outstanding Securities of such Series represented by a Registered Global Security as shall be specified in a written statement of the Depositary with respect to such Registered Global Security, for purposes of obtaining any consents, declarations, waivers or directions required to be given by the Holders pursuant to this Indenture.

Section 2.06 Paying Agent.

U.S. Bank Europe DAC, UK Branch has been appointed by the Company as Paying Agent for the Notes pursuant to the Agency Agreement. In acting under the Indenture or with respect to the Notes, the Paying Agent shall be entitled to all rights, benefits, protections, indemnities and immunities afforded to it pursuant to the Agency Agreement.

Section 2.07 Money for Payments.

The Company shall irrevocably deposit with the Paying Agent in immediately available funds, a sum sufficient to pay the principal of, and premium or redemption price, if any, and interest on the Notes of any series becoming due as provided by the provisions of the Agency Agreement. The Company shall promptly notify the Trustee of its action or failure so to act.

Section 2.08 Specified Foreign Entity

Each Holder and beneficial owner, by its acquisition of the Notes (or an interest therein), shall be deemed to have represented, warranted and agreed that it is not a “specified foreign entity” as defined in Section 7701(a)(51)(B) of the Internal Revenue Code of 1986, as amended.

Section 2.09 Notices

For so long as any Notes are represented by Registered Global Securities, references in the last paragraph of Section 11.02 of the Base Indenture to “the procedures of the Depositary” shall mean the applicable procedures of Euroclear and Clearstream as in effect from time to time, notices to Holders shall be given by delivery to Euroclear and Clearstream, and shall be deemed given on the date of such delivery.

ARTICLE THREE

REDEMPTION

The following provision shall apply with respect to the Notes:

Section 3.01 Redemption at the Option of the Company.

(a) The Company may redeem the 2031 Notes, at its option, in whole or in part, at any time and from time to time prior to January 15, 2031 (one month prior to the maturity date of the 2031 Notes) (the “2031 Par Call Date”), in principal amounts of €1,000 and integral multiples of €1,000 in excess thereof, provided that the unredeemed portion of a 2031 Note must be in a minimum principal amount of €100,000, for a redemption price equal to the greater of:

(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the Redemption Date) that would have been payable if such redemption had been made on the 2031 Par Call Date (assuming the 2031 Notes matured on such date) discounted to the redemption date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 20 basis points, and

(ii) 100% of the principal amount of the 2031 Notes to be redeemed, plus, in each case, accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

(b) The Company may redeem the 2031 Notes, at its option, in whole or in part, at any time and from time to time on or after the 2031 Par Call Date, in principal amounts of €1,000 and integral multiples of €1,000 in excess thereof, provided that the unredeemed portion of a 2031 Note must be in a minimum principal amount of €100,000, at a redemption price equal to 100% of the principal amount of the 2031 Notes being redeemed plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

(c) The Company may redeem the 2033 Notes, at its option, in whole or in part, at any time and from time to time prior to December 15, 2032 (two months prior to the maturity date of the 2033 Notes) (the “2033 Par Call Date”), in principal amounts of €1,000 and integral multiples of €1,000 in excess thereof, provided that the unredeemed portion of a 2033 Note must be in a minimum principal amount of €100,000, for a redemption price equal to the greater of:

(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the Redemption Date) that would have been payable if such redemption had been made on the 2033 Par Call Date (assuming the 2033 Notes matured on such date) discounted to the redemption date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 25 basis points, and

(ii) 100% of the principal amount of the 2033 Notes to be redeemed, plus, in each case, accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

(d) The Company may redeem the 2033 Notes, at its option, in whole or in part, at any time and from time to time on or after the 2033 Par Call Date, in principal amounts of €1,000 and integral multiples of €1,000 in excess thereof, provided that the unredeemed portion of a 2033 Note must be in a minimum principal amount of €100,000, at a redemption price equal to 100% of the principal amount of the 2033 Notes being redeemed plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

(e) The Company may redeem the 2035 Notes, at its option, in whole or in part, at any time and from time to time prior to November 15, 2034 (three months prior to the maturity date of the 2035 Notes) (the “2035 Par Call Date”), in principal amounts of €1,000 and integral multiples of €1,000 in excess thereof, provided that the unredeemed portion of a 2035 Note must be in a minimum principal amount of €100,000, for a redemption price equal to the greater of:

(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the Redemption Date) that would have been payable if such redemption had been made on the 2035 Par Call Date (assuming the 2035 Notes matured on such date) discounted to the redemption date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 30 basis points, and

(ii) 100% of the principal amount of the 2035 Notes to be redeemed, plus, in each case, accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

(f) The Company may redeem the 2035 Notes, at its option, in whole or in part, at any time and from time to time on or after the 2035 Par Call Date, in principal amounts of €1,000 and integral multiples of €1,000 in excess thereof, provided that the unredeemed portion of a 2035 Note must be in a minimum principal amount of €100,000, at a redemption price equal to 100% of the principal amount of the 2035 Notes being redeemed plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

(g) The Company may redeem the 2038 Notes, at its option, in whole or in part, at any time and from time to time prior to August 15, 2038 (three months prior to the maturity date of the 2038 Notes) (the “2038 Par Call Date”), in principal amounts of €1,000 and integral multiples of €1,000 in excess thereof, provided that the unredeemed portion of a 2038 Note must be in a minimum principal amount of €100,000, for a redemption price equal to the greater of:

(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the Redemption Date) that would have been payable if such redemption had been made on the 2038 Par Call Date (assuming the 2038 Notes matured on such date) discounted to the redemption date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 35 basis points, and

(ii) 100% of the principal amount of the 2038 Notes to be redeemed, plus, in each case, accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

(h) The Company may redeem the 2038 Notes, at its option, in whole or in part, at any time and from time to time on or after the 2038 Par Call Date, in principal amounts of €1,000 and integral multiples of €1,000 in excess thereof, provided that the unredeemed portion of a 2038 Note must be in a minimum principal amount of €100,000, at a redemption price equal to 100% of the principal amount of the 2038 Notes being redeemed plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

(i) The Company may redeem the 2044 Notes, at its option, in whole or in part, at any time and from time to time prior to May 15, 2044 (six months prior to the maturity date of the 2044 Notes) (the “2044 Par Call Date”), in principal amounts of €1,000 and integral multiples of €1,000 in excess thereof, provided that the unredeemed portion of a 2044 Note must be in a minimum principal amount of €100,000, for a redemption price equal to the greater of:

(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the Redemption Date) that would have been payable if such redemption had been made on the 2044 Par Call Date (assuming the 2044 Notes matured on such date) discounted to the redemption date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 40 basis points, and

(ii) 100% of the principal amount of the 2044 Notes to be redeemed, plus, in each case, accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

(j) The Company may redeem the 2044 Notes, at its option, in whole or in part, at any time and from time to time on or after the 2044 Par Call Date, in principal amounts of €1,000 and integral multiples of €1,000 in excess thereof, provided that the unredeemed portion of a 2044 Note must be in a minimum principal amount of €100,000, at a redemption price equal to 100% of the principal amount of the 2044 Notes being redeemed plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

(k) The Company may redeem the 2065 Notes, at its option, in whole or in part, at any time and from time to time prior to August 15, 2064 (six months prior to the maturity date of the 2065 Notes) (the “2065 Par Call Date”), in principal amounts of €1,000 and integral multiples of €1,000 in excess thereof, provided that the unredeemed portion of a 2065 Note must be in a minimum principal amount of €100,000, for a redemption price equal to the greater of:

(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the Redemption Date) that would have been payable if such redemption had been made on the 2065 Par Call Date (assuming the 2065 Notes matured on such date) discounted to the redemption date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 45 basis points, and

(ii) 100% of the principal amount of the 2065 Notes to be redeemed, plus, in each case, accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

(l) The Company may redeem the 2065 Notes, at its option, in whole or in part, at any time and from time to time on or after the 2065 Par Call Date, in principal amounts of €1,000 and integral multiples of €1,000 in excess thereof, provided that the unredeemed portion of a 2065 Note must be in a minimum principal amount of €100,000, at a redemption price equal to 100% of the principal amount of the 2065 Notes being redeemed plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

(m) With respect to any redemption of the Notes of any Series occurring prior to the applicable Par Call Date, the Company shall give the Trustee notice of the related redemption price promptly after the calculation thereof and the Trustee shall not have any responsibility for such calculation.

(n) If less than all of the Notes of any Series are to be redeemed, the Company shall select the Notes of the Series to be redeemed pro rata or by lot or by such other method as the Company deems fair and appropriate unless otherwise required by law and, in respect of the Registered Global Securities, subject to the applicable procedures of the Depositary, Euroclear and Clearstream.

Section 3.02 Redemption for Tax Reasons.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any taxing authority in the United States) (a “Tax Jurisdiction”) or the official position regarding the application or interpretation thereof (including by virtue of a holding, judgment or order by a court of competent jurisdiction or a change in published administrative practice), which change or amendment is announced or becomes effective on or after the Issue Date, the Company becomes or, based upon a written opinion of independent counsel selected by the Company (a “Tax Opinion”), will become obligated to pay Additional Amounts as described herein under Section 4.01 hereof with respect to any series of Notes, then the Company may at any time at its option redeem, in whole, but not in part, the Notes of such series on not less than 10 nor more than 60 days’ prior notice, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest, if any (including, for the avoidance of doubt, any Additional Amounts due with respect to such principal and unpaid interest), on the Notes of such series to be redeemed to, but not including, the redemption date.

ARTICLE FOUR

CERTAIN COVENANTS OF THE COMPANY

Section 4.01 Payment of Additional Amounts.

(a) The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on the Notes such additional amounts (the “Additional Amounts”) as are necessary in order that the net payment by the Company or the Paying Agent of the principal, premium, if any, and interest with respect to the Notes to a Holder that is not a United States Person (as defined below), after withholding or deduction for any present or future tax, assessment, or other governmental charge imposed by the United States or a taxing authority in the United States, will not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay Additional Amounts will not apply:

(i) to any tax, assessment, or other governmental charge that would not have been imposed but for the Holder (or the beneficial owner for whose benefit such Holder holds the Notes), a fiduciary, settlor, beneficiary, member, or shareholder of the Holder, or a person holding a power over an estate or trust administered by a fiduciary holder, being treated as:

(a)

being or having been present in, or engaged in a trade or business in, the United States, being treated as having been present in, or engaged in a trade or business in, the United States, or having or having had a permanent establishment in the United States;

(b)

having a current or former connection with the United States (other than a connection arising solely as a result of the ownership of the Notes, the receipt of any payment in respect of the Notes, or the enforcement of any rights under the Indenture), including being or having been a citizen or resident of the United States or treated as being or having been a resident thereof;

(c)

being or having been a personal holding company, a passive foreign investment company, or a controlled foreign corporation for U.S. federal income tax purposes, a foreign tax exempt organization, or a corporation that has accumulated earnings to avoid U.S. federal income tax;

(d)

being or having been a “10-percent shareholder,” as defined in section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision, of the Company; or

(e)

being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, within the meaning of section 881(c)(3) of the Code or any successor provision;

(ii) to any Holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary, partnership, or limited liability company, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership, or limited liability company would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(iii) to any tax, assessment, or other governmental charge that would not have been imposed but for the failure of the Holder or any other person to comply with certification, identification, or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment, or other governmental charge;

(iv) to any tax, assessment, or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from payments on the Notes;

(v) to any estate, inheritance, gift, sales, excise, transfer, wealth, or personal property tax or similar tax, assessment, or other governmental charge;

(vi) to any tax, assessment, or other governmental charge that would not have been imposed but for the presentation by the Holder of any Note, where presentation is required, for payment on a date more than 30 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(vii) to any tax, assessment, or other governmental charge required to be imposed, withheld, or deducted pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any U.S. Treasury regulations promulgated thereunder, or any other official interpretations thereof (collectively, “FATCA”), any agreement (including any intergovernmental agreement) entered into in connection therewith, or any law, regulation, or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA;

(viii) to any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(ix) to any tax, assessment, or other governmental charge imposed by reason of the failure of the beneficial owner to fulfill the statement requirements of Section 871(h) or Section 881(c) of the Code;

(x) to any tax, assessment, or other governmental charge required to be withheld by any Paying Agent from any payment of principal of, or interest on, any Note, if such payment can be made without such withholding by at least one other Paying Agent;

(xi) to any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of the beneficial owner being a bank (i) purchasing the Notes in the ordinary course of its lending business, or (ii) that is neither (A) buying the Notes for investment purposes only, nor (B) buying the Notes for resale to a third-party that either is not a bank or holding the notes for investment purposes only; or

(xii) to any tax imposed as a result of any combination of items (i) through (xi) above.

(b) The Notes are subject in all cases to any tax, fiscal, or other law or regulation or administrative or judicial interpretation applicable to the Notes. Except as specifically provided under this Section 4.01, the Company will not be required to pay Additional Amounts in respect of any tax, assessment, or other governmental charge.

(c) Neither the Trustee nor the Paying Agent shall have any responsibility or obligation to determine if Additional Amounts pursuant to the foregoing are due and payable or to verify the amount of any such Additional Amounts.

(d) As used in this Section 4.01 and under Section 3.02 hereof,

(i) “United States” or “U.S.” means the United States of America, any state thereof and the District of Columbia; and

(ii) “United States Person” means (i) any individual who is a citizen or resident of the United States for U.S. federal income tax purposes, (ii) a corporation, partnership, or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person for U.S. federal income tax purposes), (iii) any estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) any trust if a U.S. court can exercise primary supervision over the administration of the trust and one or more United States persons can control all substantial decisions of the trust, or if a valid election is in place to treat the trust as a United States person.

(e) If the Company is obligated to pay Additional Amounts with respect to any payment made on any Note, at least 30 days prior to the date of such payment, the Company will deliver to the Trustee and the Paying Agent an Officer’s Certificate stating the fact that Additional Amounts will be payable and the amount estimated to be so payable and such other information necessary to enable the Paying Agent to pay Additional Amounts on the relevant payment date (unless such obligation to pay Additional Amounts arises less than 45 days prior to the relevant payment date, in which case the Company may deliver such Officer’s Certificate as promptly as practicable thereafter). The Trustee and the Paying Agent shall be entitled to rely solely, without further inquiry, on such Officer’s Certificate as conclusive proof that such payments are necessary.

ARTICLE FIVE

MISCELLANEOUS

Section 5.01 Governing Laws; Waiver of Jury Trial.

THIS SUPPLEMENTAL INDENTURE AND EACH NOTE SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(b).

EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES, OR THE TRANSACTION CONTEMPLATED HEREBY.

Section 5.02 No Adverse Interpretation of Other Agreements.

This Supplemental Indenture may not be used to interpret another indenture (other than the Base Indenture), loan, or debt agreement of the Company or a Subsidiary. Any such indenture, loan, or debt agreement may not be used to interpret this Supplemental Indenture (other than the Base Indenture).

Section 5.03 Successors and Assigns.

All agreements of the Company in this Supplemental Indenture and the Notes shall bind its successor. All agreements of the Trustee in this Supplemental Indenture shall bind its successor.

Section 5.04 Severability.

In case any provision in this Supplemental Indenture or in the Notes shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 5.05 Force Majeure.

In no event shall the Trustee or any Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes, or acts of God, and interruptions, loss, or malfunctions of utilities, communications, or computer (software and hardware) services; it being understood that the Trustee and such Agent shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 5.06 Table of Contents, Headings, Etc.

The Table of Contents, Cross Reference Table, and headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 5.07 Counterparts.

This Supplemental Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Supplemental Indenture by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Supplemental Indenture.

The Trustee and the Agents shall not have any duty to confirm that the person sending any notice, instruction, or other communication by electronic transmission (including by e-mail, facsimile transmission, web portal, or other electronic methods) is, in fact, a person authorized to do so. Electronic signatures believed by the Trustee or an Agent, as applicable, to comply with the ESIGN Act of 2000 or other applicable law (including electronic images of handwritten signatures and digital signatures provided by DocuSign, Orbit, Adobe Sign, or any other digital signature provider acceptable to the Trustee) shall be deemed original signatures for all purposes. The Company assumes all risks arising out of the use of electronic signatures and electronic methods to send communications to the Trustee and the Agents, including without limitation the risk of the Trustee and the Agents acting on an unauthorized communication, and the risk of interception or misuse by third parties.

Section 5.08 Confirmation of Indenture.

The Base Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects ratified and confirmed, and the Base Indenture, this Supplemental Indenture, and all indentures supplemental thereto with respect to the Notes shall be read, taken, and construed as one and the same instrument.

Section 5.09 Trustee Disclaimer.

The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture other than as to the validity of its execution and delivery by the Trustee. The recitals and statements herein are deemed to be those of the Company and not the Trustee.

SIGNATURES

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed, all as of the date first written above

META PLATFORMS, INC.

By:	/s/ Todd Heysse
Name: Todd Heysse
Title: Vice President, Treasury and Corporate Finance

[Signature Page to Supplemental Indenture]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ David Jason
Name: David Jason
Title: Vice President

[Signature Page to Supplemental Indenture]

EXHIBIT A

FORM

OF

4.300% SENIOR NOTE DUE 2031

EX. A-1

[FORM OF FACE OF NOTE]

THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) OR CLEARSTREAM BANKING, S.A., A SOCIÉTÉ ANONYME (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, HAS AN INTEREST HEREIN. ANY HOLDER OR BENEFICIAL OWNER SHALL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND AGREED THAT IT IS NOT A “SPECIFIED FOREIGN ENTITY” AS DEFINED IN SECTION 7701(a)(51)(B) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

Ex. A-2

No. [ ]	€[ ]
ISIN XS3552752217 Common Code 355275221

META PLATFORMS, INC.

4.300% SENIOR NOTE DUE 2031

META PLATFORMS, INC., a corporation in existence under the laws of the State of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to USB Nominees (UK) Limited, or registered assigns, the principal sum of €[ ] on February 15, 2031 (the “Maturity Date”), and to pay interest on said principal sum annually on February 15, commencing February 15, 2027 (each, an “Interest Payment Date”), at the rate of 4.300% per annum from November 12, 2026, or from the most recent date in respect of which interest has been paid or duly provided for, until payment of the principal sum has been made or duly provided for. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Person in whose name this Note (or one or more predecessor Securities) is registered at the close of business on the record date for such Interest Payment Date, which shall be the calendar day (whether or not a Business Day) immediately preceding such Interest Payment Date. If the Company defaults in a payment of any such interest, it shall pay the defaulted interest, plus, to the extent permitted by law, any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and the Paying Agent and shall promptly mail or cause to be mailed or deliver by electronic transmission to each Holder a notice that states the special record date, the payment date, and the amount of defaulted interest to be paid. The Company may pay defaulted interest in any lawful manner.

Payment of the principal of and interest on this Note will be made at the Place of Payment in Euros as more fully provided in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Ex. A-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

By:
Name:
Title:

Ex. A-4

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Series designated therein referred to in the within- mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

Ex. A-5

[FORM OF REVERSE OF NOTE]

META PLATFORMS, INC.

4.300% SENIOR NOTE DUE 2031

This Note is one of a duly authorized issue of debentures, notes, or other debt instruments of the Company (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture dated as of August 9, 2022 (the “Base Indenture”), as supplemented by the Seventh Supplemental Indenture dated as of November 12, 2026 (the “Seventh Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as Trustee (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture and any other supplemental indenture thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee, and the Holders of the Securities, the terms upon which the Securities are, and are to be, authenticated and delivered, and the definition of capitalized terms used herein and not otherwise defined herein. The Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may be denominated in different currencies, may mature at different times, may bear interest (if any) at different rates (which rates may be fixed or variable), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase, or analogous funds (if any), may be subject to different covenants and Events of Default, and may otherwise vary as provided in the Indenture. This Note is one of a Series of Securities of the Company designated as set forth on the face hereof (herein called the “2031 Notes”), initially limited in aggregate principal amount to €1,750,000,000.

Interest on the 2031 Notes will be payable annually in arrears on each Interest Payment Date. If any Interest Payment Date, the Maturity Date or any earlier repayment date falls on a day that is not a Business Day, then payment of interest and/or principal that would otherwise be payable on such date will be made on the next succeeding Business Day. No interest will accrue on the amount so payable for the period from such Interest Payment Date, Maturity Date or earlier repayment date, as the case may be, to the date payment is made.

Interest on the 2031 Notes will be paid on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2031 Notes (or from and including November 12, 2026, if no interest has been paid on the 2031 Notes) to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA), as defined in the rulebook of the International Capital Market Association.

The Company may redeem the 2031 Notes, at its option, in whole or in part, at any time and from time to time prior to January 15, 2031 (one month prior to the maturity date of the 2031 Notes) (the “2031 Par Call Date”), in principal amounts of €1,000 and integral multiples of €1,000 in excess thereof, provided that the unredeemed portion of a 2031 Note must be in a minimum principal amount of €100,000, for a redemption price equal to the greater of:

(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the Redemption Date) that would have been payable if such redemption had been made on the 2031 Par Call Date (assuming the 2031 Notes matured on such date) discounted to the redemption date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 20 basis points, and

Ex. A-6

(ii) 100% of the principal amount of the 2031 Notes to be redeemed, plus, in each case, accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

The Company may redeem the 2031 Notes, at its option, in whole or in part, at any time and from time to time on or after the 2031 Par Call Date, in principal amounts of €1,000 and integral multiples of €1,000 in excess thereof, provided that the unredeemed portion of a 2031 Note must be in a minimum principal amount of €100,000, at a redemption price equal to 100% of the principal amount of the 2031 Notes being redeemed plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

The 2031 Notes may also be redeemed at the option of the Company prior to the Maturity Date, as provided in Section 3.02 of the Seventh Supplemental Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each Series under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of each Series to be affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of at least a majority in principal amount of the outstanding Securities of each Series to be affected by such waiver, on behalf of the Holders of Securities of such Series, to waive compliance by the Company with certain provisions of the Indenture or the Securities with respect to such Series. Once effective, any such consent or waiver by the Holder of this 2031 Note shall be conclusive and binding upon such Holder and upon all future Holders of this 2031 Note and of any 2031 Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 2031 Note.

The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Securities with respect to the Indenture or for any remedy under the Indenture.

If an Event of Default with respect to the 2031 Notes occurs and is continuing, the principal amount hereof may become immediately due and payable in the manner and with the effect provided in the Indenture.

No reference herein to the Indenture and no provision of this 2031 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this 2031 Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Ex. A-7

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 2031 Note is registerable in the Security register, upon surrender of this 2031 Note for registration of transfer at the office or agency of the Company duly endorsed, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed, by the Holder hereof or his attorney duly authorized in writing, and thereupon the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new 2031 Notes of the same Series of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by the Indenture.

The 2031 Notes are issuable only in registered form without coupons in denominations of €100,000 and integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, this 2031 Note may be exchanged for other Securities of the same Series of any authorized denominations and of a like aggregate principal amount, upon surrender of this 2031 Note at the office or agency of the Company.

No service charge shall be made for any such registration or transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, assessment, or other governmental charge that may be imposed in connection therewith.

Prior to the presentment of this 2031 Note for registration of transfer, the Company, the Trustee, the Paying Agent and any agent of the Company, the Trustee or the Paying Agent may deem and treat the Person in whose name this 2031 Note is registered on the Security register as the absolute owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this 2031 Note is overdue, and none of the Company, the Trustee, the Paying Agent nor any agent of the Company, the Trustee or the Paying Agent shall be affected by notice to the contrary.

The Company may, without the consent of the existing holders of the 2031 Notes, issue additional 2031 Notes of this Series having the same terms (except the issue date, the date from which interest accrues, and, in some cases, the first interest payment date) so that existing 2031 Notes and additional 2031 Notes form the same series under the Indenture, provided, however, that if any such additional 2031 Notes are not fungible with the existing 2031 Notes for U.S. federal income tax purposes, such additional 2031 Notes will have a separate Common Code, ISIN, or other identifying number.

This 2031 Note shall be governed by and interpreted in accordance with the laws of the State of New York.

All terms used in this 2031 Note which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Ex. A-8

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s), and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing ___________________ attorney to transfer such Note on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

Ex. A-9

EXHIBIT B

FORM

OF

4.650% SENIOR NOTE DUE 2033

Ex. B-1

[FORM OF FACE OF NOTE]

THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) OR CLEARSTREAM BANKING, S.A., A SOCIÉTÉ ANONYME (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, HAS AN INTEREST HEREIN. ANY HOLDER OR BENEFICIAL OWNER SHALL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND AGREED THAT IT IS NOT A “SPECIFIED FOREIGN ENTITY” AS DEFINED IN SECTION 7701(a)(51)(B) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

Ex. B-2

No. [ ]	€[ ]
ISIN XS3552752480
Common Code 355275248

META PLATFORMS, INC.

4.650% SENIOR NOTE DUE 2033

META PLATFORMS, INC., a corporation in existence under the laws of the State of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to USB Nominees (UK) Limited, or registered assigns, the principal sum of €[ ] on February 15, 2033 (the “Maturity Date”), and to pay interest on said principal sum annually on February 15, commencing February 15, 2027 (each, an “Interest Payment Date”), at the rate of 4.650% per annum from November 12, 2026, or from the most recent date in respect of which interest has been paid or duly provided for, until payment of the principal sum has been made or duly provided for. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Person in whose name this Note (or one or more predecessor Securities) is registered at the close of business on the record date for such Interest Payment Date, which shall be the calendar day (whether or not a Business Day) immediately preceding such Interest Payment Date. If the Company defaults in a payment of any such interest, it shall pay the defaulted interest, plus, to the extent permitted by law, any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and the Paying Agent and shall promptly mail or cause to be mailed or deliver by electronic transmission to each Holder a notice that states the special record date, the payment date, and the amount of defaulted interest to be paid. The Company may pay defaulted interest in any lawful manner.

Payment of the principal of and interest on this Note will be made at the Place of Payment in Euros as more fully provided in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Ex. B-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

By:
Name:
Title:

Ex. B-4

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Series designated therein referred to in the within- mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

Ex. B-5

[FORM OF REVERSE OF NOTE]

META PLATFORMS, INC.

4.650% SENIOR NOTE DUE 2033

This Note is one of a duly authorized issue of debentures, notes, or other debt instruments of the Company (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture dated as of August 9, 2022 (the “Base Indenture”), as supplemented by the Seventh Supplemental Indenture dated as of November 12, 2026 (the “Seventh Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as Trustee (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture and any other supplemental indenture thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee, and the Holders of the Securities, the terms upon which the Securities are, and are to be, authenticated and delivered, and the definition of capitalized terms used herein and not otherwise defined herein. The Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may be denominated in different currencies, may mature at different times, may bear interest (if any) at different rates (which rates may be fixed or variable), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase, or analogous funds (if any), may be subject to different covenants and Events of Default, and may otherwise vary as provided in the Indenture. This Note is one of a Series of Securities of the Company designated as set forth on the face hereof (herein called the “2033 Notes”), initially limited in aggregate principal amount to €1,250,000,000.

Interest on the 2033 Notes will be payable annually in arrears on each Interest Payment Date. If any Interest Payment Date, the Maturity Date or any earlier repayment date falls on a day that is not a Business Day, then payment of interest and/or principal that would otherwise be payable on such date will be made on the next succeeding Business Day. No interest will accrue on the amount so payable for the period from such Interest Payment Date, Maturity Date or earlier repayment date, as the case may be, to the date payment is made.

Interest on the 2033 Notes will be paid on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2033 Notes (or from and including November 12, 2026, if no interest has been paid on the 2033 Notes) to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA), as defined in the rulebook of the International Capital Market Association.

The Company may redeem the 2033 Notes, at its option, in whole or in part, at any time and from time to time prior to December 15, 2032 (two months prior to the maturity date of the 2033 Notes) (the “2033 Par Call Date”), in principal amounts of €1,000 and integral multiples of €1,000 in excess thereof, provided that the unredeemed portion of a 2033 Note must be in a minimum principal amount of €100,000, for a redemption price equal to the greater of:

(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the Redemption Date) that would have been payable if such redemption had been made on the 2033 Par Call Date (assuming the 2033 Notes matured on such date) discounted to the redemption date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 25 basis points, and

Ex. B-6

(ii) 100% of the principal amount of the 2033 Notes to be redeemed, plus, in each case, accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

The Company may redeem the 2033 Notes, at its option, in whole or in part, at any time and from time to time on or after the 2033 Par Call Date, in principal amounts of €1,000 and integral multiples of €1,000 in excess thereof, provided that the unredeemed portion of a 2033 Note must be in a minimum principal amount of €100,000, at a redemption price equal to 100% of the principal amount of the 2033 Notes being redeemed plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

The 2033 Notes may also be redeemed at the option of the Company prior to the Maturity Date, as provided in Section 3.02 of the Seventh Supplemental Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each Series under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of each Series to be affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of at least a majority in principal amount of the outstanding Securities of each Series to be affected by such waiver, on behalf of the Holders of Securities of such Series, to waive compliance by the Company with certain provisions of the Indenture or the Securities with respect to such Series. Once effective, any such consent or waiver by the Holder of this 2033 Note shall be conclusive and binding upon such Holder and upon all future Holders of this 2033 Note and of any 2033 Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 2033 Note.

The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Securities with respect to the Indenture or for any remedy under the Indenture.

If an Event of Default with respect to the 2033 Notes occurs and is continuing, the principal amount hereof may become immediately due and payable in the manner and with the effect provided in the Indenture.

No reference herein to the Indenture and no provision of this 2033 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this 2033 Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Ex. B-7

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 2033 Note is registerable in the Security register, upon surrender of this 2033 Note for registration of transfer at the office or agency of the Company duly endorsed, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed, by the Holder hereof or his attorney duly authorized in writing, and thereupon the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new 2033 Notes of the same Series of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by the Indenture.

The 2033 Notes are issuable only in registered form without coupons in denominations of €100,000 and integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, this 2033 Note may be exchanged for other Securities of the same Series of any authorized denominations and of a like aggregate principal amount, upon surrender of this 2033 Note at the office or agency of the Company.

No service charge shall be made for any such registration or transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, assessment, or other governmental charge that may be imposed in connection therewith.

Prior to the presentment of this 2033 Note for registration of transfer, the Company, the Trustee, the Paying Agent, and any agent of the Company, the Trustee or the Paying Agent may deem and treat the Person in whose name this 2033 Note is registered on the Security register as the absolute owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this 2033 Note is overdue, and none of the Company, the Trustee, the Paying Agent nor any agent of the Company, the Trustee or the Paying Agent shall be affected by notice to the contrary.

The Company may, without the consent of the existing holders of the 2033 Notes, issue additional 2033 Notes of this Series having the same terms (except the issue date, the date from which interest accrues, and, in some cases, the first interest payment date) so that existing 2033 Notes and additional 2033 Notes form the same series under the Indenture, provided, however, that if any such additional 2033 Notes are not fungible with the existing 2033 Notes for U.S. federal income tax purposes, such additional 2033 Notes will have a separate Common Code, ISIN, or other identifying number.

This 2033 Note shall be governed by and interpreted in accordance with the laws of the State of New York.

All terms used in this 2033 Note which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Ex. B-8

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s), and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing ___________________ attorney to transfer such Note on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

Ex.B-9

EXHIBIT C

FORM

OF

4.900% SENIOR NOTE DUE 2035

Ex.C-1

[FORM OF FACE OF NOTE]

THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) OR CLEARSTREAM BANKING, S.A., A SOCIÉTÉ ANONYME (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, HAS AN INTEREST HEREIN. ANY HOLDER OR BENEFICIAL OWNER SHALL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND AGREED THAT IT IS NOT A “SPECIFIED FOREIGN ENTITY” AS DEFINED IN SECTION 7701(a)(51)(B) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

Ex.C-2

No. [ ]	€[ ]
ISIN XS3552752563
Common Code 355275256

META PLATFORMS, INC.

4.900% SENIOR NOTE DUE 2035

META PLATFORMS, INC., a corporation in existence under the laws of the State of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to USB Nominees (UK) Limited, or registered assigns, the principal sum of €[ ] on February 15, 2035 (the “Maturity Date”), and to pay interest on said principal sum annually on February 15, commencing February 15, 2027 (each, an “Interest Payment Date”), at the rate of 4.900% per annum from November 12, 2026, or from the most recent date in respect of which interest has been paid or duly provided for, until payment of the principal sum has been made or duly provided for. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Person in whose name this Note (or one or more predecessor Securities) is registered at the close of business on the record date for such Interest Payment Date, which shall be the calendar day (whether or not a Business Day) immediately preceding such Interest Payment Date. If the Company defaults in a payment of any such interest, it shall pay the defaulted interest, plus, to the extent permitted by law, any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and the Paying Agent and shall promptly mail or cause to be mailed or deliver by electronic transmission to each Holder a notice that states the special record date, the payment date, and the amount of defaulted interest to be paid. The Company may pay defaulted interest in any lawful manner.

Payment of the principal of and interest on this Note will be made at the Place of Payment in Euros as more fully provided in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Ex. C-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

By:
Name:
Title:

Ex. C-4

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Series designated therein referred to in the within- mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

Ex. C-5

[FORM OF REVERSE OF NOTE]

META PLATFORMS, INC.

4.900% SENIOR NOTE DUE 2035

This Note is one of a duly authorized issue of debentures, notes, or other debt instruments of the Company (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture dated as of August 9, 2022 (the “Base Indenture”), as supplemented by the Seventh Supplemental Indenture dated as of November 12, 2026 (the “Seventh Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as Trustee (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture and any other supplemental indenture thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee, and the Holders of the Securities, the terms upon which the Securities are, and are to be, authenticated and delivered, and the definition of capitalized terms used herein and not otherwise defined herein. The Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may be denominated in different currencies, may mature at different times, may bear interest (if any) at different rates (which rates may be fixed or variable), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase, or analogous funds (if any), may be subject to different covenants and Events of Default, and may otherwise vary as provided in the Indenture. This Note is one of a Series of Securities of the Company designated as set forth on the face hereof (herein called the “2035 Notes”), initially limited in aggregate principal amount to €1,000,000,000.

Interest on the 2035 Notes will be payable annually in arrears on each Interest Payment Date. If any Interest Payment Date, the Maturity Date or any earlier repayment date falls on a day that is not a Business Day, then payment of interest and/or principal that would otherwise be payable on such date will be made on the next succeeding Business Day. No interest will accrue on the amount so payable for the period from such Interest Payment Date, Maturity Date or earlier repayment date, as the case may be, to the date payment is made.

Interest on the 2035 Notes will be paid on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2035 Notes (or from and including November 12, 2026, if no interest has been paid on the 2035 Notes) to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA), as defined in the rulebook of the International Capital Market Association.

The Company may redeem the 2035 Notes, at its option, in whole or in part, at any time and from time to time prior to November 15, 2034 (three months prior to the maturity date of the 2035 Notes) (the “2035 Par Call Date”), in principal amounts of €1,000 and integral multiples of €1,000 in excess thereof, provided that the unredeemed portion of a 2035 Note must be in a minimum principal amount of €100,000, for a redemption price equal to the greater of:

(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the Redemption Date) that would have been payable if such redemption had been made on the 2035 Par Call Date (assuming the 2035 Notes matured on such date) discounted to the redemption date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 30 basis points, and

Ex. C-6

(ii) 100% of the principal amount of the 2035 Notes to be redeemed, plus, in each case, accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

The Company may redeem the 2035 Notes, at its option, in whole or in part, at any time and from time to time on or after the 2035 Par Call Date, in principal amounts of €1,000 and integral multiples of €1,000 in excess thereof, provided that the unredeemed portion of a 2035 Note must be in a minimum principal amount of €100,000, at a redemption price equal to 100% of the principal amount of the 2035 Notes being redeemed plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

The 2035 Notes may also be redeemed at the option of the Company prior to the Maturity Date, as provided in Section 3.02 of the Seventh Supplemental Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each Series under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of each Series to be affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of at least a majority in principal amount of the outstanding Securities of each Series to be affected by such waiver, on behalf of the Holders of Securities of such Series, to waive compliance by the Company with certain provisions of the Indenture or the Securities with respect to such Series. Once effective, any such consent or waiver by the Holder of this 2035 Note shall be conclusive and binding upon such Holder and upon all future Holders of this 2035 Note and of any 2035 Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 2035 Note.

The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Securities with respect to the Indenture or for any remedy under the Indenture.

If an Event of Default with respect to the 2035 Notes occurs and is continuing, the principal amount hereof may become immediately due and payable in the manner and with the effect provided in the Indenture.

No reference herein to the Indenture and no provision of this 2035 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this 2035 Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Ex. C-7

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 2035 Note is registerable in the Security register, upon surrender of this 2035 Note for registration of transfer at the office or agency of the Company duly endorsed, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed, by the Holder hereof or his attorney duly authorized in writing, and thereupon the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new 2035 Notes of the same Series of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by the Indenture.

The 2035 Notes are issuable only in registered form without coupons in denominations of €100,000 and integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, this 2035 Note may be exchanged for other Securities of the same Series of any authorized denominations and of a like aggregate principal amount, upon surrender of this 2035 Note at the office or agency of the Company.

No service charge shall be made for any such registration or transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, assessment, or other governmental charge that may be imposed in connection therewith.

Prior to the presentment of this 2035 Note for registration of transfer, the Company, the Trustee, the Paying Agent and any agent of the Company, the Trustee or the Paying Agent may deem and treat the Person in whose name this 2035 Note is registered on the Security register as the absolute owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this 2035 Note is overdue, and none of the Company, the Trustee, the Paying Agent, nor any agent of the Company, the Trustee or the Paying Agent shall be affected by notice to the contrary.

The Company may, without the consent of the existing holders of the 2035 Notes, issue additional 2035 Notes of this Series having the same terms (except the issue date, the date from which interest accrues, and, in some cases, the first interest payment date) so that existing 2035 Notes and additional 2035 Notes form the same series under the Indenture, provided, however, that if any such additional 2035 Notes are not fungible with the existing 2035 Notes for U.S. federal income tax purposes, such additional 2035 Notes will have a separate Common Code, ISIN, or other identifying number.

This 2035 Note shall be governed by and interpreted in accordance with the laws of the State of New York.

All terms used in this 2035 Note which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Ex. C-8

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s), and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing ___________________ attorney to transfer such Note on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

Ex. C-9

EXHIBIT D

FORM

OF

5.400% SENIOR NOTE DUE 2038

Ex. D-1

[FORM OF FACE OF NOTE]

THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) OR CLEARSTREAM BANKING, S.A., A SOCIÉTÉ ANONYME (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, HAS AN INTEREST HEREIN. ANY HOLDER OR BENEFICIAL OWNER SHALL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND AGREED THAT IT IS NOT A “SPECIFIED FOREIGN ENTITY” AS DEFINED IN SECTION 7701(a)(51)(B) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

Ex. D-2

No. [ ]	€[ ]
ISIN XS3552800800
Common Code 355280080

META PLATFORMS, INC.

5.400% SENIOR NOTE DUE 2038

META PLATFORMS, INC., a corporation in existence under the laws of the State of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to USB Nominees (UK) Limited, or registered assigns, the principal sum of €[ ] on November 15, 2038 (the “Maturity Date”), and to pay interest on said principal sum annually on November 15, commencing November 15, 2027 (each, an “Interest Payment Date”), at the rate of 5.400% per annum from November 12, 2026, or from the most recent date in respect of which interest has been paid or duly provided for, until payment of the principal sum has been made or duly provided for. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Person in whose name this Note (or one or more predecessor Securities) is registered at the close of business on the record date for such Interest Payment Date, which shall be the calendar day (whether or not a Business Day) immediately preceding such Interest Payment Date. If the Company defaults in a payment of any such interest, it shall pay the defaulted interest, plus, to the extent permitted by law, any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and the Paying Agent and shall promptly mail or cause to be mailed or deliver by electronic transmission to each Holder a notice that states the special record date, the payment date, and the amount of defaulted interest to be paid. The Company may pay defaulted interest in any lawful manner.

Payment of the principal of and interest on this Note will be made at the Place of Payment in Euros as more fully provided in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Ex. D-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

By:
Name:
Title:

Ex. D-4

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Series designated therein referred to in the within- mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

Ex. D-5

[FORM OF REVERSE OF NOTE]

META PLATFORMS, INC.

5.400% SENIOR NOTE DUE 2038

This Note is one of a duly authorized issue of debentures, notes, or other debt instruments of the Company (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture dated as of August 9, 2022 (the “Base Indenture”), as supplemented by the Seventh Supplemental Indenture dated as of November 12, 2026 (the “Seventh Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as Trustee (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture and any other supplemental indenture thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee, and the Holders of the Securities, the terms upon which the Securities are, and are to be, authenticated and delivered, and the definition of capitalized terms used herein and not otherwise defined herein. The Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may be denominated in different currencies, may mature at different times, may bear interest (if any) at different rates (which rates may be fixed or variable), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase, or analogous funds (if any), may be subject to different covenants and Events of Default, and may otherwise vary as provided in the Indenture. This Note is one of a Series of Securities of the Company designated as set forth on the face hereof (herein called the “2038 Notes”), initially limited in aggregate principal amount to €1,750,000,000.

Interest on the 2038 Notes will be payable annually in arrears on each Interest Payment Date. If any Interest Payment Date, the Maturity Date or any earlier repayment date falls on a day that is not a Business Day, then payment of interest and/or principal that would otherwise be payable on such date will be made on the next succeeding Business Day. No interest will accrue on the amount so payable for the period from such Interest Payment Date, Maturity Date or earlier repayment date, as the case may be, to the date payment is made.

Interest on the 2038 Notes will be paid on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2038 Notes (or from and including November 12, 2026, if no interest has been paid on the 2038 Notes) to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA), as defined in the rulebook of the International Capital Market Association.

The Company may redeem the 2038 Notes, at its option, in whole or in part, at any time and from time to time prior to August 15, 2038 (three months prior to the maturity date of the 2038 Notes) (the “2038 Par Call Date”), in principal amounts of €1,000 and integral multiples of €1,000 in excess thereof, provided that the unredeemed portion of a 2038 Note must be in a minimum principal amount of €100,000, for a redemption price equal to the greater of:

(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the Redemption Date) that would have been payable if such redemption had been made on the 2038 Par Call Date (assuming the 2038 Notes matured on such date) discounted to the redemption date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 35 basis points, and

Ex. D-6

(ii) 100% of the principal amount of the 2038 Notes to be redeemed, plus, in each case, accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

The Company may redeem the 2038 Notes, at its option, in whole or in part, at any time and from time to time on or after the 2038 Par Call Date, in principal amounts of €1,000 and integral multiples of €1,000 in excess thereof, provided that the unredeemed portion of a 2038 Note must be in a minimum principal amount of €100,000, at a redemption price equal to 100% of the principal amount of the 2038 Notes being redeemed plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

The 2038 Notes may also be redeemed at the option of the Company prior to the Maturity Date, as provided in Section 3.02 of the Seventh Supplemental Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each Series under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of each Series to be affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of at least a majority in principal amount of the outstanding Securities of each Series to be affected by such waiver, on behalf of the Holders of Securities of such Series, to waive compliance by the Company with certain provisions of the Indenture or the Securities with respect to such Series. Once effective, any such consent or waiver by the Holder of this 2038 Note shall be conclusive and binding upon such Holder and upon all future Holders of this 2038 Note and of any 2038 Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 2038 Note.

The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Securities with respect to the Indenture or for any remedy under the Indenture.

If an Event of Default with respect to the 2038 Notes occurs and is continuing, the principal amount hereof may become immediately due and payable in the manner and with the effect provided in the Indenture.

No reference herein to the Indenture and no provision of this 2038 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this 2038 Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Ex. D-7

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 2038 Note is registerable in the Security register, upon surrender of this 2038 Note for registration of transfer at the office or agency of the Company duly endorsed, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed, by the Holder hereof or his attorney duly authorized in writing, and thereupon the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new 2038 Notes of the same Series of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by the Indenture.

The 2038 Notes are issuable only in registered form without coupons in denominations of €100,000 and integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, this 2038 Note may be exchanged for other Securities of the same Series of any authorized denominations and of a like aggregate principal amount, upon surrender of this 2038 Note at the office or agency of the Company.

No service charge shall be made for any such registration or transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, assessment, or other governmental charge that may be imposed in connection therewith.

Prior to the presentment of this 2038 Note for registration of transfer, the Company, the Trustee, the Paying Agent, and any agent of the Company, the Trustee or the Paying Agent may deem and treat the Person in whose name this 2038 Note is registered on the Security register as the absolute owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this 2038 Note is overdue, and none of the Company, the Trustee, the Paying Agent nor any agent of the Company, the Trustee or the Paying Agent shall be affected by notice to the contrary.

The Company may, without the consent of the existing holders of the 2038 Notes, issue additional 2038 Notes of this Series having the same terms (except the issue date, the date from which interest accrues, and, in some cases, the first interest payment date) so that existing 2038 Notes and additional 2038 Notes form the same series under the Indenture, provided, however, that if any such additional 2038 Notes are not fungible with the existing 2038 Notes for U.S. federal income tax purposes, such additional 2038 Notes will have a separate Common Code, ISIN, or other identifying number.

This 2038 Note shall be governed by and interpreted in accordance with the laws of the State of New York.

All terms used in this 2038 Note which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Ex. D-8

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s), and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing ___________________ attorney to transfer such Note on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

Ex. D-9

EXHIBIT E

FORM

OF

6.050% SENIOR NOTE DUE 2044

Ex. E-1

[FORM OF FACE OF NOTE]

THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) OR CLEARSTREAM BANKING, S.A., A SOCIÉTÉ ANONYME (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, HAS AN INTEREST HEREIN. ANY HOLDER OR BENEFICIAL OWNER SHALL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND AGREED THAT IT IS NOT A “SPECIFIED FOREIGN ENTITY” AS DEFINED IN SECTION 7701(a)(51)(B) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

Ex. E-2

No. [ ]	€[ ]
ISIN XS3552801014
Common Code 355280101

META PLATFORMS, INC.

6.050% SENIOR NOTE DUE 2044

META PLATFORMS, INC., a corporation in existence under the laws of the State of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to USB Nominees (UK) Limited, or registered assigns, the principal sum of €[ ] on November 15, 2044 (the “Maturity Date”), and to pay interest on said principal sum annually on November 15, commencing November 15, 2027 (each, an “Interest Payment Date”), at the rate of 6.050% per annum from November 12, 2026, or from the most recent date in respect of which interest has been paid or duly provided for, until payment of the principal sum has been made or duly provided for. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Person in whose name this Note (or one or more predecessor Securities) is registered at the close of business on the record date for such Interest Payment Date, which shall be the calendar day (whether or not a Business Day) immediately preceding such Interest Payment Date. If the Company defaults in a payment of any such interest, it shall pay the defaulted interest, plus, to the extent permitted by law, any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and the Paying Agent and shall promptly mail or cause to be mailed or deliver by electronic transmission to each Holder a notice that states the special record date, the payment date, and the amount of defaulted interest to be paid. The Company may pay defaulted interest in any lawful manner.

Payment of the principal of and interest on this Note will be made at the Place of Payment in Euros as more fully provided in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Ex. E-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

By:
Name:
Title:

Ex. E-4

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Series designated therein referred to in the within- mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

Ex. E-5

[FORM OF REVERSE OF NOTE]

META PLATFORMS, INC.

6.050% SENIOR NOTE DUE 2044

This Note is one of a duly authorized issue of debentures, notes, or other debt instruments of the Company (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture dated as of August 9, 2022 (the “Base Indenture”), as supplemented by the Seventh Supplemental Indenture dated as of November 12, 2026 (the “Seventh Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as Trustee (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture and any other supplemental indenture thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee, and the Holders of the Securities, the terms upon which the Securities are, and are to be, authenticated and delivered, and the definition of capitalized terms used herein and not otherwise defined herein. The Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may be denominated in different currencies, may mature at different times, may bear interest (if any) at different rates (which rates may be fixed or variable), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase, or analogous funds (if any), may be subject to different covenants and Events of Default, and may otherwise vary as provided in the Indenture. This Note is one of a Series of Securities of the Company designated as set forth on the face hereof (herein called the “2044 Notes”), initially limited in aggregate principal amount to €1,750,000,000.

Interest on the 2044 Notes will be payable annually in arrears on each Interest Payment Date. If any Interest Payment Date, the Maturity Date or any earlier repayment date falls on a day that is not a Business Day, then payment of interest and/or principal that would otherwise be payable on such date will be made on the next succeeding Business Day. No interest will accrue on the amount so payable for the period from such Interest Payment Date, Maturity Date or earlier repayment date, as the case may be, to the date payment is made.

Interest on the 2044 Notes will be paid on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2044 Notes (or from and including November 12, 2026, if no interest has been paid on the 2044 Notes) to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA), as defined in the rulebook of the International Capital Market Association.

The Company may redeem the 2044 Notes, at its option, in whole or in part, at any time and from time to time prior to May 15, 2044 (six months prior to the maturity date of the 2044 Notes) (the “2044 Par Call Date”), in principal amounts of €1,000 and integral multiples of €1,000 in excess thereof, provided that the unredeemed portion of a 2044 Note must be in a minimum principal amount of €100,000, for a redemption price equal to the greater of:

(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the Redemption Date) that would have been payable if such redemption had been made on the 2044 Par Call Date (assuming the 2044 Notes matured on such date) discounted to the redemption date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 40 basis points, and

Ex. E-6

(ii) 100% of the principal amount of the 2044 Notes to be redeemed, plus, in each case, accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

The Company may redeem the 2044 Notes, at its option, in whole or in part, at any time and from time to time on or after the 2044 Par Call Date, in principal amounts of €1,000 and integral multiples of €1,000 in excess thereof, provided that the unredeemed portion of a 2044 Note must be in a minimum principal amount of €100,000, at a redemption price equal to 100% of the principal amount of the 2044 Notes being redeemed plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

The 2044 Notes may also be redeemed at the option of the Company prior to the Maturity Date, as provided in Section 3.02 of the Seventh Supplemental Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each Series under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of each Series to be affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of at least a majority in principal amount of the outstanding Securities of each Series to be affected by such waiver, on behalf of the Holders of Securities of such Series, to waive compliance by the Company with certain provisions of the Indenture or the Securities with respect to such Series. Once effective, any such consent or waiver by the Holder of this 2044 Note shall be conclusive and binding upon such Holder and upon all future Holders of this 2044 Note and of any 2044 Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 2044 Note.

The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Securities with respect to the Indenture or for any remedy under the Indenture.

If an Event of Default with respect to the 2044 Notes occurs and is continuing, the principal amount hereof may become immediately due and payable in the manner and with the effect provided in the Indenture.

No reference herein to the Indenture and no provision of this 2044 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this 2044 Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Ex. E-7

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 2044 Note is registerable in the Security register, upon surrender of this 2044 Note for registration of transfer at the office or agency of the Company duly endorsed, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed, by the Holder hereof or his attorney duly authorized in writing, and thereupon the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new 2044 Notes of the same Series of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by the Indenture.

The 2044 Notes are issuable only in registered form without coupons in denominations of €100,000 and integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, this 2044 Note may be exchanged for other Securities of the same Series of any authorized denominations and of a like aggregate principal amount, upon surrender of this 2044 Note at the office or agency of the Company.

No service charge shall be made for any such registration or transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, assessment, or other governmental charge that may be imposed in connection therewith.

Prior to the presentment of this 2044 Note for registration of transfer, the Company, the Trustee, the Paying Agent and any agent of the Company, the Trustee or the Paying Agent may deem and treat the Person in whose name this 2044 Note is registered on the Security register as the absolute owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this 2044 Note is overdue, and none of the Company, the Trustee, the Paying Agent nor any agent of the Company, the Trustee or the Paying Agent shall be affected by notice to the contrary.

The Company may, without the consent of the existing holders of the 2044 Notes, issue additional 2044 Notes of this Series having the same terms (except the issue date, the date from which interest accrues, and, in some cases, the first interest payment date) so that existing 2044 Notes and additional 2044 Notes form the same series under the Indenture, provided, however, that if any such additional 2044 Notes are not fungible with the existing 2044 Notes for U.S. federal income tax purposes, such additional 2044 Notes will have a separate Common Code, ISIN, or other identifying number.

This 2044 Note shall be governed by and interpreted in accordance with the laws of the State of New York.

All terms used in this 2044 Note which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Ex. E-8

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s), and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing ___________________ attorney to transfer such Note on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

Ex. E-9

EXHIBIT F

FORM

OF

6.400% SENIOR NOTE DUE 2065

Ex. F-1

[FORM OF FACE OF NOTE]

THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) OR CLEARSTREAM BANKING, S.A., A SOCIÉTÉ ANONYME (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, HAS AN INTEREST HEREIN. ANY HOLDER OR BENEFICIAL OWNER SHALL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND AGREED THAT IT IS NOT A “SPECIFIED FOREIGN ENTITY” AS DEFINED IN SECTION 7701(a)(51)(B) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

Ex. F-2

No. [ ]	€[ ]
ISIN XS3552801287
Common Code 355280128

META PLATFORMS, INC.

6.400% SENIOR NOTE DUE 2065

META PLATFORMS, INC., a corporation in existence under the laws of the State of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to USB Nominees (UK) Limited, or registered assigns, the principal sum of €[ ] on February 15, 2065 (the “Maturity Date”), and to pay interest on said principal sum annually on February 15, commencing February 15, 2027 (each, an “Interest Payment Date”), at the rate of 6.400% per annum from November 12, 2026, or from the most recent date in respect of which interest has been paid or duly provided for, until payment of the principal sum has been made or duly provided for. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Person in whose name this Note (or one or more predecessor Securities) is registered at the close of business on the record date for such Interest Payment Date, which shall be the calendar day (whether or not a Business Day) immediately preceding such Interest Payment Date. If the Company defaults in a payment of any such interest, it shall pay the defaulted interest, plus, to the extent permitted by law, any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and the Paying Agent and shall promptly mail or cause to be mailed or deliver by electronic transmission to each Holder a notice that states the special record date, the payment date, and the amount of defaulted interest to be paid. The Company may pay defaulted interest in any lawful manner.

Payment of the principal of and interest on this Note will be made at the Place of Payment in Euros as more fully provided in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Ex. F-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

By:
Name:
Title:

Ex. F-4

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Series designated therein referred to in the within- mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

Ex. F-5

[FORM OF REVERSE OF NOTE]

META PLATFORMS, INC.

6.400% SENIOR NOTE DUE 2065

This Note is one of a duly authorized issue of debentures, notes, or other debt instruments of the Company (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture dated as of August 9, 2022 (the “Base Indenture”), as supplemented by the Seventh Supplemental Indenture dated as of November 12, 2026 (the “Seventh Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as Trustee (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture and any other supplemental indenture thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee, and the Holders of the Securities, the terms upon which the Securities are, and are to be, authenticated and delivered, and the definition of capitalized terms used herein and not otherwise defined herein. The Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may be denominated in different currencies, may mature at different times, may bear interest (if any) at different rates (which rates may be fixed or variable), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase, or analogous funds (if any), may be subject to different covenants and Events of Default, and may otherwise vary as provided in the Indenture. This Note is one of a Series of Securities of the Company designated as set forth on the face hereof (herein called the “2065 Notes”), initially limited in aggregate principal amount to €1,500,000,000.

Interest on the 2065 Notes will be payable annually in arrears on each Interest Payment Date. If any Interest Payment Date, the Maturity Date or any earlier repayment date falls on a day that is not a Business Day, then payment of interest and/or principal that would otherwise be payable on such date will be made on the next succeeding Business Day. No interest will accrue on the amount so payable for the period from such Interest Payment Date, Maturity Date or earlier repayment date, as the case may be, to the date payment is made.

Interest on the 2065 Notes will be paid on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2065 Notes (or from and including November 12, 2026, if no interest has been paid on the 2065 Notes) to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA), as defined in the rulebook of the International Capital Market Association.

The Company may redeem the 2065 Notes, at its option, in whole or in part, at any time and from time to time prior to August 15, 2064 (six months prior to the maturity date of the 2065 Notes) (the “2065 Par Call Date”), in principal amounts of €1,000 and integral multiples of €1,000 in excess thereof, provided that the unredeemed portion of a 2065 Note must be in a minimum principal amount of €100,000, for a redemption price equal to the greater of:

(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the Redemption Date) that would have been payable if such redemption had been made on the 2065 Par Call Date (assuming the 2065 Notes matured on such date) discounted to the redemption date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 45 basis points, and

Ex. F-6

(ii) 100% of the principal amount of the 2065 Notes to be redeemed, plus, in each case, accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

The Company may redeem the 2065 Notes, at its option, in whole or in part, at any time and from time to time on or after the 2065 Par Call Date, in principal amounts of €1,000 and integral multiples of €1,000 in excess thereof, provided that the unredeemed portion of a 2065 Note must be in a minimum principal amount of €100,000, at a redemption price equal to 100% of the principal amount of the 2065 Notes being redeemed plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

The 2065 Notes may also be redeemed at the option of the Company prior to the Maturity Date, as provided in Section 3.02 of the Seventh Supplemental Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each Series under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of each Series to be affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of at least a majority in principal amount of the outstanding Securities of each Series to be affected by such waiver, on behalf of the Holders of Securities of such Series, to waive compliance by the Company with certain provisions of the Indenture or the Securities with respect to such Series. Once effective, any such consent or waiver by the Holder of this 2065 Note shall be conclusive and binding upon such Holder and upon all future Holders of this 2065 Note and of any 2065 Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 2065 Note.

The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Securities with respect to the Indenture or for any remedy under the Indenture.

If an Event of Default with respect to the 2065 Notes occurs and is continuing, the principal amount hereof may become immediately due and payable in the manner and with the effect provided in the Indenture.

No reference herein to the Indenture and no provision of this 2065 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this 2065 Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Ex. F-7

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 2065 Note is registerable in the Security register, upon surrender of this 2065 Note for registration of transfer at the office or agency of the Company duly endorsed, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed, by the Holder hereof or his attorney duly authorized in writing, and thereupon the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new 2065 Notes of the same Series of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by the Indenture.

The 2065 Notes are issuable only in registered form without coupons in denominations of €100,000 and integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, this 2065 Note may be exchanged for other Securities of the same Series of any authorized denominations and of a like aggregate principal amount, upon surrender of this 2065 Note at the office or agency of the Company.

No service charge shall be made for any such registration or transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, assessment, or other governmental charge that may be imposed in connection therewith.

Prior to the presentment of this 2065 Note for registration of transfer, the Company, the Trustee, the Paying Agent and any agent of the Company, the Trustee or the Paying Agent may deem and treat the Person in whose name this 2065 Note is registered on the Security register as the absolute owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this 2065 Note is overdue, and none of the Company, the Trustee, the Paying Agent nor any agent of the Company, the Trustee or the Paying Agent shall be affected by notice to the contrary.

The Company may, without the consent of the existing holders of the 2065 Notes, issue additional 2065 Notes of this Series having the same terms (except the issue date, the date from which interest accrues, and, in some cases, the first interest payment date) so that existing 2065 Notes and additional 2065 Notes form the same series under the Indenture, provided, however, that if any such additional 2065 Notes are not fungible with the existing 2065 Notes for U.S. federal income tax purposes, such additional 2065 Notes will have a separate Common Code, ISIN, or other identifying number.

This 2065 Note shall be governed by and interpreted in accordance with the laws of the State of New York.

All terms used in this 2065 Note which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Ex. F-8

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s), and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing ___________________ attorney to transfer such Note on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

Ex. F-9